UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

125 Vista Boulevard Slingerlands, New York	12159
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 5, 2025, Plug Power Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Andrew J. Marsh, the Company’s Chief Executive Officer (the “Purchaser”), pursuant to which it issued and sold one (1) share of the Company’s newly designated Series F Mirroring Preferred Stock, par value $0.01 per share (the “Series F Mirroring Preferred Stock”), to such Purchaser for an aggregate purchase price of $1,000. The share of the Series F Mirroring Preferred Stock was issued for the sole limited purpose of obtaining the requisite vote of stockholders in connection with the proposal to amend the Company’s charter to, at the discretion of the Company’s Board of Directors (the “Board”), effect a reverse stock split with respect to the Company’s common stock (the “Reverse Stock Split”) at the next annual meeting of the Company’s stockholders to be held on July 3, 2025 (the “2025 Annual Meeting”), as further described in Item 5.03 of this Current Report on Form 8-K.

The Purchase Agreement contains customary representations and warranties and agreements and obligations of the parties.

The foregoing description of the material terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The share of Series F Mirroring Preferred Stock has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and was offered and sold in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) thereof.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 5, 2025, the Company filed a Certificate of Designation of the Series F Mirroring Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware to create a new class of Series F Mirroring Preferred Stock. The Certificate of Designation designates one (1) share of authorized preferred stock as Series F Mirroring Preferred Stock.

The Certificate of Designation provides that the share of Series F Mirroring Preferred Stock will have 45,000,000,000 votes and will vote together with the outstanding shares of the Company’s common stock as a single class exclusively with respect to the Reverse Stock Split proposal to be presented at the 2025 Annual Meeting.

The share of Series F Mirroring Preferred Stock will be voted, without action by the holder, on the Reverse Stock Split proposal in the same proportion as shares of common stock are voted on such proposal. The Series F Mirroring Preferred Stock will serve to reflect the voting preference of the holders of common stock that vote on the Reverse Stock Split proposal, whether for or against the proposal, and therefore will not override the stated preference of the holders of common stock who vote their shares for or against the proposal. As an example, if the holders of 50.5% of the common stock that vote at the 2025 Annual Meeting are voted for the Reverse Stock Split proposal, then 50.5% of the vote cast by the holder of the Series F Mirroring Preferred Stock shall be cast for the Reverse Stock Split proposal. The Series F Mirroring Preferred Stock otherwise has no other voting rights, including no right to vote in the election of the Company’s directors. The Share of Series F Mirroring Preferred Stock is not convertible into, or exchangeable for, shares of any other class or series of stock or other securities of the Company.

The Company will redeem the Series F Mirroring Preferred Stock promptly following the approval or rejection of the Reverse Stock Split proposal by its stockholders. Upon such redemption, the Purchaser will receive consideration of $1,000 in cash.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

As referenced above, the Reverse Stock Split proposal will need to be voted upon at the 2025 Annual Meeting and the Company filed a preliminary proxy statement with the Securities and Exchange Commission (the “Commission”) on May 30, 2025, and intends to subsequently mail or otherwise make available a definitive proxy statement relating to, among other things, the Reverse Stock Split proposal. This communication does not contain all the information that should be considered concerning the Reverse Stock Split proposal, and is not intended to form the basis of any voting decision, investment decision or any other decision in respect of the Reverse Stock Split proposal. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (WHEN IT BECOMES AVAILABLE) THAT ARE FILED OR WILL BE FILED WITH THE COMMISSION IN CONNECTION WITH THE REVERSE STOCK SPLIT PROPOSAL, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REVERSE STOCK SPLIT PROPOSAL AND OTHER PROPOSALS TO BE PRESENTED FOR VOTE AT THE 2025 ANNUAL MEETING. When available, the definitive proxy statement and other relevant materials will be sent or made available to stockholders of the Company as of June 9, 2025, the record date for the 2025 Annual Meeting. Stockholders will also be able to obtain copies of the preliminary proxy statement and the definitive proxy statement and other documents filed with the Commission, without charge, once available, at the Commission’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://www.ir.plugpower.com/financials/sec-filings/default.aspx.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the matters to be presented for vote at the 2025 Annual Meeting, including the Reverse Stock Split proposal. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s filings with the Commission, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended by Amendment No. 1 thereto on Form 10-K/A filed with the SEC on April 30, 2025, which was filed with the Commission and is available free of charge at the Commission’s website at www.sec.gov, or on the Company’s website at https://www.ir.plugpower.com/financials/secfilings/default.aspx. Additional information regarding the interests of such participants is contained in the preliminary proxy statement and will be contained in the definitive proxy statement for the matters to be presented for vote at the 2025 Annual Meeting, including the Reverse Stock Split, when available. In addition, we have engaged MacKenzie Partners, Inc. to assist in the solicitation of proxies.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Series F Mirroring Preferred Stock dated June 5, 2025

10.1	Securities Purchase Agreement dated June 5, 2025 between Plug Power Inc. and Andrew J. Marsh

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: June 6, 2025	By:	/s/ Paul B. Middleton
Paul B. Middleton
Chief Financial Officer